UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2017

CLS HOLDINGS USA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-174705	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11767 South Dixie Highway, Suite 115
Miami, Florida	33156
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 438-9132

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 23, 2017, CLS Holdings USA, Inc. (the “Company”) issued convertible promissory notes to Newcan Investment Partners LLC, an entity owned by Frank Koretsky, a director of the Company, in the amounts of $621,658 and $70,000 (together, the “Koretsky Notes”), and to Jeffrey Binder, an officer and director of the Company, in the amounts of $115,050 and $72,767 (together, the “Binder Notes” and, together with the Koretsky Notes, the “Notes”), to finalize the terms of repayment with respect to certain loans made to the Company by Newcan Investment Partners LLC and Mr. Binder between January 19, 2017 and July 11, 2017, and certain compensation payable to Mr. Binder as of July 31, 2017. The Notes, which otherwise contain identical terms, are unsecured and bear interest at the rate of 10% per annum. No payments are required until October 1, 2018, at which time all accrued interest becomes due and payable. Principal will be paid in eight equal quarterly installments, together with interest accrued thereon, beginning on January 2, 2019. The Notes may be prepaid by the Company with no penalty at any time upon thirty days written notice.

The holder of each Note may, at any time prior to payment or prepayment in full, convert all principal and accrued interest thereunder, in whole or in part, into securities of the Company. For each $.25 converted, the holder will receive one share of the Company’s common stock.

  The Koretsky Notes and Binder Notes are incorporated as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, to this Report and the summary description of the terms thereof contained herein is qualified in its entirety by reference to Exhibit 10.1, 10.2, 10.3 and 10.4.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Convertible Promissory Note dated August 23, 2017 in favor of Newcan Investment Partners LLC in the original principal amount of $621,658.

	10.2	Convertible Promissory Note dated August 23, 2017 in favor of Newcan Investment Partners LLC in the original principal amount of $70,000.

	10.3	Convertible Promissory Note dated August 23, 2017 in favor of Jeffrey Binder in the original principal amount of $115,050.

	10.4	Convertible Promissory Note dated August 23, 2017 in favor of Jeffrey Binder in the original principal amount of $72,767.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: August 24, 2017	By: /s/ Jeffrey I. Binder
Jeffrey I. Binder Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Convertible Promissory Note dated August 23, 2017 in favor of Newcan Investment Partners LLC in the original principal amount of $621,658.

10.2	Convertible Promissory Note dated August 23, 2017 in favor of Newcan Investment Partners LLC in the original principal amount of $70,000.

10.3	Convertible Promissory Note dated August 23, 2017 in favor of Jeffrey Binder in the original principal amount of $115,050.

10.4	Convertible Promissory Note dated August 23, 2017 in favor of Jeffrey Binder in the original principal amount of $72,767.